UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On June 12, 2018, Biogen Inc. (the "Company") held its 2018 Annual Meeting of Stockholders. The final voting results for this meeting are as follows:

1.
Stockholders elected eleven nominees to the Board of Directors to serve for a one-year term extending until the 2019 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	157,681,261	9,664,386	576,090	14,573,630
Caroline D. Dorsa	157,434,403	9,677,268	810,066	14,573,630
Nancy L. Leaming	158,893,984	8,217,493	810,260	14,573,630
Richard C. Mulligan	159,714,555	7,630,683	576,499	14,573,630
Robert W. Pangia	155,816,805	11,325,013	779,919	14,573,630
Stelios Papadopoulos	153,686,995	12,454,094	1,780,648	14,573,630
Brian S. Posner	158,057,511	9,047,930	816,296	14,573,630
Eric K. Rowinsky	158,363,760	8,668,825	889,152	14,573,630
Lynn Schenk	156,698,182	10,413,299	810,256	14,573,630
Stephen A. Sherwin	159,567,535	7,533,951	820,251	14,573,630
Michel Vounatsos	158,958,201	8,143,565	819,971	14,573,630

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,175,118	1,979,549	340,700	-

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,785,398	7,670,851	1,465,488	14,573,630

4.	A stockholder proposal requesting certain proxy access bylaw amendments was not approved, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,675,995	118,395,156	1,850,586	14,573,630

5.
A stockholder proposal requesting a report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements was not approved, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,608,359	118,636,079	2,677,299	14,573,630

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By: /s/ James Basta
James Basta
Chief Corporation Counsel and Assistant Secretary
Date: June 14, 2018